SEED INVESTOR AGREEMENT
This Agreement made as of the 5th day of October 2006, among and between GOLD RUN INC. (the “Company”), having an address c/o Berns & Berns, 767 Third Avenue, New York, New York 10017, and the shareholder listed on the attached Schedule A hereto as either a “Founder” or “Seed Investor”.
WHEREAS the Founders and Seed Investors (sometimes referred to herein as “Shareholders”) have previously subscribed for securities of the Company, and
WHEREAS all Seed Investors’ subscriptions were subject to and contingent upon the Seed Investors, the Founders and the Company subsequently entering into an agreement which would place substantial restrictions on their respective abilities to sell a total of 19,450,000 Shares of the Company (“Shares”) collectively owned by them, and
WHEREAS the Company, the Founders, as to 9,900,000 Shares, and the Seed Investors, as to 9,550,000 Shares, desire to enter into this agreement in order to comply with the provisions of the subscription agreements previously executed by the Seed Investors, and to facilitate financing of the Company and foster an orderly and stable public market for the Company’s securities in the future, and
WHEREAS the Founders and the Seed Investors desire that they all should be subject to the same voluntary resale restrictions and treatment, on a pro-rata basis, respecting the resale of said 19,450,000 Shares.

NOW THEREFORE, in consideration of One ($1.00) Dollar and other good and valuable consideration, the parties agree, and they understand and acknowledge, as follows:
1. All resales of Shares are subject to the laws, rules and regulations of the United States, and applicable state laws.
2. The provisions of this agreement only apply to 19,450,000 Shares subscribed for by the Founders (9,900,000 Shares on May 8, 2006) and the Seed Investors (9,550,000 Shares on May 10, 2006) and do not apply to any other Shares or other securities of the Company which are now owned by either the Seed Investors or the Founders or which may subsequently acquired by them in the future.
3. The maximum amount of Shares each of the Founders and the Seed Investors will be permitted to sell in any Selling Window, as defined herein, in accordance with applicable laws, is one (1%) percent of their respective holdings. This limitation will expire on September 1, 2009; thereafter, resales will continue to be governed by the provisions of U.S. and state securities laws, rules and regulations. Any Shares not sold by a selling Shareholder in any Selling Window will not be able to be sold in a succeeding or other Selling Window in the future. A Selling Window is defined as three (3) consecutive calendar months, which immediately follow the preceding
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Selling Window. The first Selling Window under this agreement shall commence June 1, 2007 and expire August 31, 2007.
4. The certificates evidencing ownership of the Shares will bear the following restrictive legend:
THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SHARES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SHARES MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED, SOLD, GIFTED, PLEDGED, HYPOTHECATED, TRANSFERRED, ASSIGNED OR OTHERWISE DEALT WITH OR DISPOSED OF UNLESS TO: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATIONS UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.
THE SHARES REPRESENTED HEREBY ARE ALSO SUBJECT TO THE RESTRICTIONS ON RESALES, OR OTHER TRANSFERS, AS SET FORTH IN A CERTAIN “SEED INVESTOR AGREEMENT” DATED AS OF OCTOBER 5, 2006 AMONG AND BETWEEN THE COMPANY AND CERTAIN OF ITS SHAREHOLDERS.
5. The Seed Investor acknowledges, understands and agrees that the Company is under no obligation to register for resale any Shares owned by the Founders and Seed Investors, and that the inclusion of any Shares owned by them in any SEC Registration Statement in the future would be at the sole discretion of the Company’s management. In the event that the Company elects to file such a Registration Statement covering the
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resale of Shares covered by this agreement, Shareholders shall have the right to have a pro-rata portion of their Shares included in such Registration Statement at no cost to them.
6. This agreement may be signed in counterparts.
7. This agreement will be governed by the laws of New York for contracts executed and to be performed in New York. The parties submit to the exclusive jurisdiction of the federal and state courts sitting in New York, New York.
8. This agreement may only be modified in writing signed by the party against whom enforcement is sought.
9. This agreement and the Subscription Agreement dated May 10, 2006 for the purchase of Shares previously executed by the Seed Investor represent the only agreements, understandings and arrangements between the Company and the Seed Investor respecting Company securities or otherwise.
10. The Seed Investor is unaware of any other agreement, understanding or arrangement among and between any Founder and any Seed Investor and the Company respecting the securities of the Company, or otherwise, except that the Seed Investor understands and acknowledges that the Founders have entered into a separate agreement
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with the Company, which such agreement imposes restrictions on the resale of Company securities which are not subject to the provisions of this Seed Investor Agreement.
GOLD RUN INC.
By:	/s/ John Pritchard, CEO
	John Pritchard, CEO	Ed Karr

Ed Fitzpatrick
/s/ Trevor Michael
	Trevor Michael	Gordon Cooper
	/s/ Rick Brown	/s/ Alan Bezanson
	Rick Brown	Alan Bezanson
	/s/ Tamara Brown	/s/ Stephen Jakob
	Tamara Brown	Stephen Jakob
/s/ James Berns
	James Berns	Jasbir Gill
/s/ Michael Berns
	Michael Berns	Michael Hitch
/s/ Troy Ternowetsky
Troy Ternowetsky
/s/ Darren Sissions
Darren Sissions
/s/ Neil Mark
Neil Mark
/s/ Bob Mark
Bob Mark
/s/ Don Locke
Don Locke

Hani Saeed Esbaitah
5

with the Company, which such agreement imposes restrictions on the resale of Company securities which are not subject to the provisions of this Seed Investor Agreement.
GOLD RUN INC.
By:
	John Pritchard, CEO	Ed Karr

Ed Fitzpatrick
	/s/ Trevor Michael	/s/ Gordon Cooper
	Trevor Michael	Gordon Cooper
	/s/ Rick Brown	/s/ Alan Bezanson
	Rick Brown	Alan Bezanson
	/s/ Tamara Brown	/s/ Stephen Jakob
	Tamara Brown	Stephen Jakob

	James Berns	Jasbir Gill

	Michael Berns	Michael Hitch
/s/ Troy Ternowetsky
Troy Ternowetsky
/s/ Darren Sissions
Darren Sissions
/s/ Neil Mark
Neil Mark
/s/ Bob Mark
Bob Mark
/s/ Don Locke
Don Locke

Hani Saeed Esbaitah
5

with the Company, which such agreement imposes restrictions on the resale of Company securities which are not subject to the provisions of this Seed Investor Agreement.
GOLD RUN INC.
By:		/s/ Ed Karr
	John Pritchard, CEO	Ed Karr

Ed Fitzpatrick

	Trevor Michael	Gordon Cooper

	Rick Brown	Alan Bezanson

	Tamara Brown	Stephen Jakob

	James Berns	Jasbir Gill

	Michael Berns	Michael Hitch

Troy Ternowetsky

Darren Sissions

Neil Mark

Bob Mark

Don Locke

Hani Saeed Esbaitah
5

with the Company, which such agreement imposes restrictions on the resale of Company securities which are not subject to the provisions of this Seed Investor Agreement.
GOLD RUN INC.
By:
	John Pritchard, CEO	Ed Karr
/s/ Ed Fitzpatrick
Ed Fitzpatrick

	Trevor Michael	Gordon Cooper

	Rick Brown	Alan Bezanson

	Tamara Brown	Stephen Jakob

	James Berns	Jasbir Gill

	Michael Berns	Michael Hitch

Troy Ternowetsky

Darren Sissions

Neil Mark

Bob Mark

Don Locke

Hani Saeed Esbaitah
5

with the Company, which such agreement imposes restrictions on the resale of Company securities which are not subject to the provisions of this Seed Investor Agreement.
GOLD RUN INC.
By:
	John Pritchard, CEO	Ed Karr

Ed Fitzpatrick

	Trevor Michael	Gordon Cooper

	Rick Brown	Alan Bezanson

	Tamara Brown	Stephen Jakob
/s/ Jasbir Gill
	James Berns	Jasbir Gill

	Michael Berns	Michael Hitch

Troy Ternowetsky

Darren Sissions

Neil Mark

Bob Mark

Don Locke

Hani Saeed Esbaitah
5

with the Company, which such agreement imposes restrictions on the resale of Company securities which are not subject to the provisions of this Seed Investor Agreement.
GOLD RUN INC.
By:
	John Pritchard, CEO	Ed Karr

Ed Fitzpatrick

	Trevor Michael	Gordon Cooper

	Rick Brown	Alan Bezanson

	Tamara Brown	Stephen Jakob

	James Berns	Jasbir Gill
/s/ Michael Hitch
	Michael Berns	Michael Hitch

Troy Ternowetsky

Darren Sissions

Neil Mark

Bob Mark

Don Locke

Hani Saeed Esbaitah
5

with the Company, which such agreement imposes restrictions on the resale of Company securities which are not subject to the provisions of this Seed Investor Agreement.
GOLD RUN INC.
By:
	John Pritchard, CEO	Ed Karr

Ed Fitzpatrick

	Trevor Michael	Gordon Cooper

	Rick Brown	Alan Bezanson

	Tamara Brown	Stephen Jakob

	James Berns	Jasbir Gill

	Michael Berns	Michael Hitch

Troy Ternowetsky

Darren Sissions

Neil Mark

Bob Mark

Don Locke
/s/ Hani Saeed Esbaitah
Hani Saeed Esbaitah
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SCHEDULE A
Founder
Trevor Michael
Rick Brown
Tamara Brown Michael Berns
James Berns
Seed Investor
Ed Karr
Ed Fitzpatrick
Gordon Cooper
Alan Bezanson
Stephen Jakob
Jasbir Gill
Michael Hitch
Troy Ternowetsky
Darren Sissions
Neil Mark
Bob Mark
Don Locke
Hani Saeed Esbaitah
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